UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OCEAN POWER TECHNOLOGIES, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ocean Power Technologies, Inc., a Delaware corporation (“OPT”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with OPT’s solicitation of proxies from its stockholders in connection with its 2023 Annual Meeting of Stockholders and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2023 Annual Meeting”).

Letter from OPT to its Stockholders First Made Available on December 13, 2023

Attached hereto is a letter from OPT to its stockholders first made available by OPT on December 13, 2023.

Additional Information and Where to Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for the 2023 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Dear Fellow Shareholders,

Thank you for your investment. We remain fully committed to delivering value for you and are excited about the opportunities that lie ahead as we continue to execute our strategy of meeting our customers’ needs and emphasizing commercialization as we move away from the R&D phase of our evolution.

This year your vote at OPT’s 2023 Annual Meeting – scheduled for January 31, 2024 – is critically important. We encourage you to carefully read the proxy materials we previously mailed to you.

●	OPT urges shareholders to vote on the WHITE proxy card to show their support for all the Company’s proposals, including the election of all of the Board of Directors’ (the “Board”) highly qualified director nominees and the continued execution of OPT’s strategy.

●	You may also receive materials from an activist investor, Paragon Technologies, Inc. (“Paragon”) (OTC Pink: PGNT). Based on a recent Delaware Court of Chancery ruling denying Paragon’s requested relief, OPT will not be facing a contested director election at the 2023 Annual Meeting. This means a vote for any of Paragon’s purported nominees on the blue proxy card will not be counted. Shareholders are encouraged to discard Paragon’s materials.

●	Protect your investment and make sure your vote is counted by voting on the WHITE proxy card today.

OPT Has Taken Decisive Action to Create Value for Shareholders

●	Since Philipp Stratmann became President and Chief Executive Officer in June 2021, the OPT Board and management team – which also includes recently added Chief Financial Officer, Robert P. Powers, CPA, and newly promoted Chief Commercial Officer, Matt Burdyny – have focused on transforming the Company and building a foundation for sustainable, profitable growth and value creation.

●	As we recently announced, we have entered the next phase of our evolution and our R&D efforts have been substantially completed.

●	Now, we are focusing on meeting our customers’ needs and emphasizing the commercialization of our cutting-edge pipeline of products – particularly for the national security and defense markets. Notably, the majority of the team is now comprised of U.S. military and NATO veterans and staff.

●	We expect that recent meaningful contract wins, the growth in OPT’s commercial pipeline, and the corresponding savings from the divestiture of our consulting team will enable us to reach profitability and be cash-flow positive during calendar year 2025 using current capital resources.

Our Board Has the Right Mix of Industry Experience and Backgrounds to Continue Leading OPT Forward and to Grow Your Investment

●	Our Board is comprised of six highly qualified individuals – Terence J. Cryan (Chairman), J. Philipp Stratmann, Clyde W. Hewlett, Natalie Lorenz-Anderson, Diana G. Purcel, and Peter E. Slaiby – five of whom are independent.

●	Our directors possess expertise and skills across areas critical to OPT’s business and future success, including relevant industry, technology, IT, cyber, marketing, finance, and governance expertise.

●	We regularly evaluate Board composition to ensure it reflects the appropriate skills and experience necessary to drive growth and enhanced value for all OPT shareholders.

●	Case in point: five of our six directors have joined over the past three years and our average independent director tenure is approximately four years.

Votes For Any of Paragon’s Purported Nominees on the Blue Proxy Card Will Not Be Counted – Make Sure Your Voice is Heard

●	Based on the November 30 ruling of the Delaware Court of Chancery denying Paragon’s requested relief, OPT will not be facing a contested director election at the 2023 Annual Meeting and Paragon’s purported nominees will be disregarded and will not be voted on at the 2023 Annual Meeting.

●	Additionally, no proxies or votes in favor of Paragon’s purported nominees will be recognized or tabulated at the 2023 Annual Meeting.

●	Paragon continues to make distracting and misleading statements regarding OPT’s performance, strategy, prospects, leadership, and corporate governance – as it tries to pursue a self-interested and undisclosed agenda. We believe you should ignore this noise.

●	Please also disregard any blue proxy card sent to you by Paragon. Only the latest dated proxy card will count at the 2023 Annual Meeting.

Your Board strongly urges you to protect your investment by voting “FOR” all the Company’s proposals, including voting “FOR ALL” of your Board’s very experienced and highly qualified nominees (Terence J. Cryan, J. Philipp Stratmann, Clyde W. Hewlett, Natalie Lorenz-Anderson, Diana G. Purcel, and Peter E. Slaiby) – by voting the enclosed WHITE proxy card by telephone, internet, or by signing, dating, and returning the enclosed WHITE proxy card in the postage paid envelope provided. This may be the most important vote you have ever made regarding OPT and its future.

Thank you for your continued support of OPT.

Sincerely,

The OPT Board of Directors

***

WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING.

PLEASE COMPLETE, DATE, SIGN, AND RETURN EVERY WHITE PROXY CARD YOU RECEIVE.

THE BOARD RECOMMENDS A VOTE “FOR” ALL THE COMPANY’S PROPOSALS, INCLUDING A VOTE “FOR ALL” OF OUR BOARD’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

PROTECT YOUR INVESTMENT!

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY

OR HOW FEW SHARES YOU OWN.

WE URGE YOU NOT TO SIGN OR RETURN ANY BLUE PROXY CARD

SENT TO YOU BY PARAGON.

If you have any questions or require assistance in voting your WHITE proxy card, please contact Morrow Sodali, our proxy solicitation firm, at:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

ABOUT OCEAN POWER TECHNOLOGIES

OPT, a leader in innovative and cost-effective, low carbon marine data, power, and consulting services, provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASV) and marine robotics services through our wholly owned subsidiary Marine Advanced Robotics and strategic consulting services including simulation engineering, software engineering, concept design and motion analysis through our wholly owned subsidiary 3Dent. We are headquartered in Monroe Township, New Jersey, and have offices in Houston, Texas, and Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

Forward-Looking Statements

This press release contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those statements relating to OPT’s future operating and financial performance, the impact of OPT’s various initiatives on the enhancement of stockholder value and its future operating and financial performance, OPT’s expectation that it will be profitable and cash-flow positive during calendar year 2025, the impact on OPT of divesting its consulting team, including the projected savings that OPT will experience therefrom, the growth in OPT’s opportunity pipeline, OPT’s ability to monetize such opportunities into actual revenue, and the impact on OPT of expanding its executive leadership team, OPT’s ability to drive the next phase of its growth and the commercialization of its products, OPT’s ability to execute on its strategy and create value for its stockholders, the expenses that OPT will incur to respond to the proxy contest and the related litigation being waged by Paragon Technologies, Inc., OPT’s ability to finance its operations without seeking additional capital from financing sources, the impact on OPT of substantially completing its research and development phase, other statements relating to OPT’s future economic and operating performance, plans, or objectives, and all other statements contained herein that are not historical facts. Other forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect OPT’s current expectations about its future performance, plans, and objectives. By their nature, forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and involve risks and uncertainties that could cause actual results to materially differ from those anticipated or expressed in any forward-looking statement. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control, including, without limitation risks related to our ability to execute on our strategy, drive growth, and create value for our stockholders; our ability to develop, market, and commercialize our products; our ability to monetize our opportunity pipeline; our ability to achieve and, thereafter, sustain profitability; our ability to win government contracts, including in the defense and security sectors; the possibility that we may not be able to obtain the necessary facility and personnel clearances to qualify for certain government contracts, including in the defense and security sectors; our ability to continue the development of our proprietary technologies; our expected continued use of cash from operating activities unless or until we achieve positive cash flow from the commercialization of our products and services; our ability to obtain additional funding, as and if needed; our history of operating losses, which we expect to continue for at least the short term and possibly longer; our ability to control our expenses; our ability to attract and retain qualified personnel, including executive management; our ability to manage and mitigate risks associated with our internal cyber security protocols and protection of the data we collect and distribute; our ability to protect our intellectual property portfolio; the impact of inflation related to the U.S. dollar on our business, operations, customers, suppliers and manufacturers, and personnel; our ability to meet product development, manufacturing and customer delivery deadlines; our ability to identify and penetrate markets for our products, services, and solutions; and the risks related to the actions of Paragon Technologies, Inc. in connection with its threatened proxy contest against OPT and the related litigation brought against OPT, including the amount of related costs incurred by OPT and the disruption caused to OPT’s business activities by these actions.

Many of these factors are beyond our ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect us. Additional factors are described in OPT’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports). Any forward-looking statements speak only as of the date on which such statements are made, and OPT undertakes no obligation or intent to update such forward-looking statements to reflect events or circumstances arising after such date. OPT cautions investors not to place undue reliance on any such forward-looking statements. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Important Additional Information And Where To Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for the 2023 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in such revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:

609-730-0400 x401 or

InvestorRelations@oceanpowertech.com

Media:

609-730-0400 x402 or

MediaRelations@oceanpowertech.com

Or

Longacre Square Partners

Joe Germani / Dan Zacchei

jgermani@longacresquare.com / dzacchei@longacresquare.com